UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 18, 2010

Date of Report (Date of earliest event reported)

Wentworth Energy, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma

(State or other jurisdiction)

0-32593

(Commission File Number)

73-1599600

(IRS Employer Identification No.)

800 N. Church Street, Suite C, Palestine, Texas, 75801

(Address of principal executive offices)

(903) 723-0395

Registrant’s telephone number, including area code

__________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

EXPLANATORY NOTE:

Wentworth Energy, Inc. filed a Current Report on Form 8-K on October 18, 2010 (the “Form 8-K”) with an incorrect version of the press release that was attached as Exhibit 99.1.  This Form 8-K/A is being filed to amend the Form 8-K to include the correct press release as Exhibit 99.1.  No other changes to the Form 8-K have been made.

ITEM 8.01	OTHER EVENTS

On October 18, 2010, Wentworth Energy, Inc. published a press release announcing the initial production rate from its Studdard-Steward M#1 well.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:
99.1 Press release dated October 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2010

WENTWORTH ENERGY, INC.

/s/ DAVID STEWARD

David Steward, Chief Executive Officer